UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 1, 2005

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5002 Buckeye Road
P.O. Box 368
Emmaus, PA	18049

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 232-4000

                    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c) Effective as of January 1, 2005, Eric Gustafson has been appointed the Senior Vice President – Operations and Technology of Buckeye GP LLC, the general partner of Buckeye Partners, L.P. (the “Partnership”). Mr. Gustafson, who is 56 years old, served as Vice President, Transportation and Technology of Buckeye Pipe Line Services Company (“Services Company”) from May 1, 1998 until his acceptance of this new position. Services Company is a services organization that employs the majority of the Partnership and its subsidiaries’ workforce and owns approximately 7% of the Partnership’s outstanding limited partnership units.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	STEPHEN C. MUTHER

Stephen C. Muther
Senior Vice President—Administration,
General Counsel and Secretary

Dated: January 4, 2005